UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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                Date of Report (date of earliest event reported):
                                December 17, 2004


                                SYNTHETECH, INC.

             (Exact name of registrant as specified in its charter)


             Oregon                        0-12992               84-0845771
-----------------------------------  --------------------    -------------------
  (State or other jurisdiction         (Commission File       (I.R.S. Employer
       of incorporation)                    Number)          Identification No.)


              1290 Industrial Way, P.O. Box 646, Albany, OR 97321
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (541) 967-6575
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 17, 2004, Synthetech, Inc. entered into a Loan Modification Agreement with Silicon Valley Bank that amends the existing Loan and Security Agreement dated as of December 31, 2003 between the parties. The Loan Modification Agreement extends the maturity date of the Loan and Security Agreement from December 31, 2004 to December 31, 2005 and amends the tangible net worth covenant of the Loan and Security Agreement. A copy of the Loan Modification Agreement is filed as an exhibit to this report and is incorporated into this Item 1.01 by this reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

10.1 Loan Modification Agreement dated as of December 17, 2004 between Synthetech, Inc. and Silicon Valley Bank







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: December 21, 2004                        Synthetech, Inc.


                                                By:  /s/ GARY A. WEBER
                                                     ---------------------------
                                                      Gary A. Weber
                                                      Chief Financial Officer

                                  EXHIBIT INDEX

10.1 Loan Modification Agreement dated as of December 17, 2004 between Synthetech, Inc. and Silicon Valley Bank